File No. 33-58282
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

     Pre-Effective Amendment No.                                        [  ]


     Post-Effective Amendment No. 4                                     [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


     Amendment No. 4                                                    [X]




                      (Check appropriate box or boxes.)

                          PREMIER GROWTH FUND, INC.
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000


                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)




It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on March 1, 1996 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 was filed on December 28, 1995.




                          PREMIER GROWTH FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____


  1            Cover Page                                      Cover

  2            Synopsis                                        3

  3            Condensed Financial Information                 4

  4            General Description of Registrant               6

  5            Management of the Fund                          8

  5(a)         Management's Discussion of Fund's Performance   *

  6            Capital Stock and Other Securities              25

  7            Purchase of Securities Being Offered            9

  8            Redemption or Repurchase                        18

  9            Pending Legal Proceedings                       *




Items in
Part B of
Form N-1A
---------


  10           Cover Page                                      Cover

  11           Table of Contents                               Cover

  12           General Information and History                 B-26

  13           Investment Objectives and Policies              B-2

  14           Management of the Fund                          B-7

  15           Control Persons and Principal                   B-11
               Holders of Securities

  16           Investment Advisory and Other                   B-11
               Services



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                          PREMIER GROWTH FUND, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                         Page
_________      _______                                         _____


  17           Brokerage Allocation                            B-24

  18           Capital Stock and Other Securities              B-26

  19           Purchase, Redemption and Pricing                B-13, B-17
               of Securities Being Offered                     & B-20

  20           Tax Status                                      *

  21           Underwriters                                    B-26

  22           Calculations of Performance Data                B-25

  23           Financial Statements                            B-34




Items in
Part C of
Form N-1A
_________


  24           Financial Statements and Exhibits               C-1

  25           Persons Controlled by or Under                  C-3
               Common Control with Registrant

  26           Number of Holders of Securities                 C-3

  27           Indemnification                                 C-3

  28           Business and Other Connections of               C-4
               Investment Adviser

  29           Principal Underwriters                          C-11

  30           Location of Accounts and Records                C-14

  31           Management Services                             C-14

  32           Undertakings                                    C-14


-----------------------------------------------------------------------------
PREMIER GROWTH FUND, INC.
(LION LOGO)


PROSPECTUS                                                    MARCH 1, 1996


Registration Mark
-----------------------------------------------------------------------------


        Premier Growth Fund, Inc. (the "Fund") is an open-end, diversified, management investment company, known as a mutual fund. The Fund's primary investment objective is to provide you with long-term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund invests principally in equity securities issued by foreign and domestic issuers located throughout the world.


        By this Prospectus, the Fund is offering four Classes of shares -- Class A, Class B, Class C and Class R -- which are described herein. See "Alternative Purchase Methods."


        You can purchase or redeem all Classes of shares by telephone using the TELETRANSFER Privilege.


        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus has engaged Fayez Sarofim &Co. ("Sarofim") to serve as the Fund's sub-investment adviser and provide day-to-day management of the Fund's investments. Dreyfus and Sarofim are referred to collectively as "Advisers."
        This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


        The Statement of Additional Information, dated March 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________
TABLE OF CONTENTS


         Fee Table..........................................            3
         Condensed Financial Information....................            4
         Alternative Purchase Methods.......................            4
         Description of the Fund............................            6
         Management of the Fund.............................            8
         How to Buy Shares..................................            9
         Shareholder Services...............................           14
         How to Redeem Shares...............................           18
         Distribution Plan and Shareholder Services Plan....           22
         Dividends, Distributions and Taxes.................           22
         Performance Information............................           24
         General Information................................           25
         Appendix...........................................           26


      Page 2



FEE TABLE
                                                                   CLASS A          CLASS B        CLASS C       CLASS R
                                                                   ________        ________       _________      _______
        SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases
           (as a percentage of offering price)...................    4.50%           None            None           None
         Maximum Deferred Sales Charge Imposed on Redemptions
           (as a percentage of the amount subject to charge)........ None*           4.00%           1.00%          None
        ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees...................                          .75%             .75%            .75%           .75%
         12b-1 Fees........................                          None             .75%            .75%          None
        Other Expenses.....................                          1.00%            .94%           1.00%           .75%
         Total Fund Operating Expenses.....                          1.75%           2.44%           2.50%          1.50%
        EXAMPLE
         You would pay the following
         expenses on a $1,000 investment,
         assuming (1) 5% annual return and
         (2) except where noted, redemption
         at the end of each time period:                            CLASS A          CLASS B           CLASS C       CLASS R
                                                                   ________          _______           _______       _______
          1 YEAR...........................                          $ 62            $65/$25**         $35/$25**       $15
          3 YEARS..........................                          $ 98            $106/$76**        $78             $47
          5 YEARS..........................                          $136            $150/$130**       $133            $82
         10 YEARS...........................                         $242            $245***           $284            $179

       * A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
       **  Assuming no redemption of shares.
      *** Ten year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


______________________________________________________________________________
            THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________


                The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class C and Class R are based on applicable amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."


      Page 3

CONDENSED FINANCIAL INFORMATION


                The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes for Class A, Class B and Class C are included in the Statement of Additional Information, available upon request. No financial information is available for Class R shares, which had not been offered as of the date of the Fund's financial statements.



    FINANCIAL HIGHLIGHTS
                Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for Class A, Class B and
    Class C for each year indicated. This information has been derived from the Fund's financial statements.
                                                                         CLASS A SHARES      CLASS B SHARES        CLASS C SHARES
                                                                   _____________________      ______________       ______________
                                                                          YEAR ENDED           YEAR ENDED            YEAR ENDED
                                                                          OCTOBER 31,          OCTOBER 31,           OCTOBER 31,
                                                                -----------------------------------------------------------------
        PER SHARE DATA                                           1993(1)    1994    1995       1993(1)    1994     1995   1995(2)
                                                                -------     ------  ------     ------     ------   ----    ------
         Net asset value, beginning of year                    $12.50      $13.21  $14.03     $12.50    $13.17  $13.89  $15.56
                                                                -------    -------  ------    -------   ------   ------   -----
         INVESTMENT OPERATIONS:
         Investment income (loss)--net                           (.01)        .16     .20       (.03)      .09     .12    (.01)
         Net realized and unrealized
            gain on investments.........                          .72         .66    2.39        .70       .63    2.34     .67
                                                                -------    ------- ------      -------   ------   ------   ------
           TOTAL FROM INVESTMENT OPERATIONS......                 .71         .82    2.59        .67       .72    2.46     .66
                                                                -------    ------- ------      -------   ------   ------   ------
         DISTRIBUTIONS:
         Dividends from investment income-net.....                 --         --     (.21)       --        --     (.13)    --
                                                                -------    -------  ------    -------   ------    ------   -----
         Net asset value, end of year.....                     $13.21      $14.03  $16.41     $13.17    $13.89  $16.22  $16.22
                                                               ======      ======   ======   =======    ======    =====   ======
         TOTAL INVESTMENT RETURN(3)                             5.68%(4)     6.21%  18.77%      5.36%(4)  5.47%   17.88%  4.71%(4)
         RATIOS/SUPPLEMENTAL DATA:
         Ratio of expenses to
             average net assets......                            .77%(4)     1.33%   1.22%      1.14%(4)  2.07%    1.98%  1.56%(4)
         Ratio of net investment income (loss)
             to average net assets...                           (.12%)(4)    1.49%   1.59%      (.53%)(4)  .71%     .84%  (.63%)(4)
         Decrease reflected in above
             expense ratios due to
             undertakings by Dreyfus.....                        .88%(4)      .75%    .53%      1.01%(4)   .75%     .46%   .73%(4)
         Portfolio Turnover Rate....                               --         .71%   1.16%        --       .71      .16%  1.16%
         Net Assets, end of year (000's omitted)                $3,338     $8,075    $18,822    $2,554    $10,867  $32,555  $48
----------------
      (1) From July 15, 1993 (commencement of operations) to October 31, 1993.
      (2) From June 21, 1995 (commencement of initial offering) to
          October 31,1995.
      (3) Exclusive of sales load.
      (4) Not annualized.

                Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
ALTERNATIVE PURCHASE METHODS


                The Fund offers you four methods of purchasing Fund shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each share represents an identical pro rata interest in the Fund's investment portfolio.


      Page 4


                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares-Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan-Shareholder Services Plan."



                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares-Class B Shares" and "How to Redeem Shares--Contingent Deferred Sales Charge-Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares -- Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% , and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


                Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.


                The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class
      Page 5
    C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class
    C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.


DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVES


                The Fund's primary investment objective is to provide you with long-term capital growth consistent with the preservation of capital. Current income is a secondary objective. The Fund's investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objectives will be achieved.


        MANAGEMENT POLICIES
                The Fund invests principally in equity securities issued by foreign and domestic issuers located throughout the world. Equity securities include common stock, convertible securities and preferred stocks. The Fund may invest in debt securities that management believes offer opportunities for capital growth. At any one time, the Fund may invest substantial portions of its assets in issuers in one or more countries, although the Fund ordinarily will seek to invest its assets in the securities of issuers located in at least three countries. Under normal circumstances, the Fund will invest at least 25% of its net assets in the securities of non-U.S. issuers and at least 25% of its net assets in the securities of U.S. issuers. The Fund may invest up to 25% of its total assets in the securities of issuers having their principal business activities in the same industry, regardless of country.


                There are no limitations on the type, size, operating history or dividend paying record of companies or industries in which the Fund may invest, the principal criteria for investment being that the securities provide opportunities for capital growth. The Fund's policy is to purchase marketable securities which are not restricted as to public sale, subject to the limited exception set forth under "Appendix -- Certain Portfolio Securities-Illiquid Securities."


                The debt securities in which the Fund may invest must be rated at least Caa by Moody's Investors Service, Inc. ("Moody's") or at least CCC by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by the Advisers. Securities rated Caa by Moody's or CCC by S&P, Fitch or Duff are of poor standing and may be in default. The Fund intends to invest less than 35% of its net assets in debt securities rated lower than investment grade by Moody's, S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by the Advisers. See "Investment Considerations and Risks-Lower Rated Securities" below for a discussion of certain risks and "Appendix" in the Statement of Additional Information.


                While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. TheFund also may invest in money market instruments in anticipation of investing cash positions.


                The Fund invests for long-term growth rather than short-term profits; however, a limited amount of short-term trading can be expected in order to maintain a flexible portfolio strategy.
      Page 6
    The Fund's annual portfolio turnover rate is not expected to exceed 100%. The Fund also may engage in foreign currency transactions. See "Investment Considerations and Risks" below and "Appendix--Investment Techniques."


        INVESTMENT CONSIDERATIONS AND RISKS
        GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.


        EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's portfolio securities will result in changes in the value of its shares and thus the Fund's total return to investors.


                The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.


        FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Lower Rated Securities" and "Appendix--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.


        FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


                Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise.


                Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


        FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix -- Investment Techniques -- Foreign Currency Transactions."


      Page 7


        LOWER RATED SECURITIES -- The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff or as low as Caa by Moody's or CCC by S&P, Fitch or Duff (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."


        SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies or accounts advised by Dreyfus or Sarofim. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which the Fund invests, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


MANAGEMENT OF THE FUND
        ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1995, Dreyfus managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


                Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.


                Dreyfus has engaged Sarofim, located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as the Fund's sub-investment adviser. Sarofim, a registered investment adviser was formed in 1958. As of December 31, 1995, Sarofim managed approximately $27 billion in assets for two other registered investment companies and numerous separate discretionary accounts.


                Sarofim, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.


                The Fund's primary portfolio manager is Fayez Sarofim. He has held that position since the Fund's inception. Mr. Sarofim founded Fayez Sarofim & Co. in 1958. The Fund's other portfolio managers are identified under "Management of the Fund" in the Statement of Additional Information. Dreyfus and Sarofim also provide research services for the Fund as
      Page 8
    well as other funds advised by Dreyfus or Sarofim, respectively, through a professional staff of portfolio managers and securities analysts.


                Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. The management fee paid by the Fund is higher than that paid by most other investment companies. For the fiscal year ended October 31, 1995, the Fund paid Dreyfus a monthly management fee at the effective annual rate of .29 of 1% of the value of the Fund's average daily net assets pursuant to an undertaking in effect.

                Under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay Sarofim an annual fee, payable monthly, as set forth below:
                                                 ANNUAL FEE AS A PERCENTAGE OF
                                                    FUND'S AVERAGE DAILY
             TOTAL ASSETS                                  NET ASSETS
            -------------                         ----------------------------
            0 to $25 million..........................           .11 of 1%
            $25 million to $75 million................           .18 of 1%
            $75 million to $200 million...............           .22 of 1%
            $200 million to $300 million..............           .26 of 1%
            $300 million or more......................          .275 of 1%


                For the fiscal year ended October 31, 1995, $15,125 was paid by Dreyfus to Sarofim pursuant to an agreement in effect between Dreyfus and Sarofim.


                From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.


                In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other Funds managed, advised or administered by Dreyfus or Sarofim as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


        TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


HOW TO BUY SHARES
        GENERAL -- Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.


                Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee
      Page 9
    benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partner-ships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Roll-over Accounts"). Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting trans-actions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.


                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Shareholder Services Plan. You should consult your Service Agent in this regard.


                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.


                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Growth Fund, Inc."or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Premier Growth Fund, Inc., P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Growth Fund, Inc., P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Class' DDA# as shown below, for purchase of Fund shares in your name:



                DDA# 8900117826 Premier Growth Fund, Inc./Class A shares; DDA# 8900115262 Premier Growth Fund, Inc./Class B shares; DDA# 8900251972 Premier Growth Fund,Inc./Class C shares; or DDA# 8900276606 Premier Growth Fund, Inc./Class R shares.


        The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer
      Page 10
    number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank.All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


                Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


                Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


                If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.


                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.



               The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee ben-
      Page 11
    efit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        CLASS A SHARES -- The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                                           TOTAL SALES LOAD
                                              ----------------------------------------
                                                AS A % OF           AS A % OF        DEALERS' REALLOWANCE
                                              OFFERING PRICE      NET ASSET VALUE         AS A % OF
        AMOUNT OF TRANSACTION                   PER SHARE           PER SHARE           OFFERING PRICE
        -----------------------              ---------------      ----------------   ------------------------
        Less than $50,000                         4.50                4.70                  4.25
        $50,000 to less than $100,000             4.00                4.20                  3.75
        $100,000 to less than $250,000            3.00                3.10                  2.75
        $250,000 to less than $500,000            2.50                2.60                  2.25
        $500,000 to less than $1,000,000          2.00                2.00                  1.75
        $1,000,000 or more                         -0-                 -0-                   -0-


                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years of purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.


                Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) satisfied the requirements set forth under either clause (i) or
      Page 12
    clause (ii) in the preceding paragraph and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.


                Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.


                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a CDSC with respect to such redeemed shares.


                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


        CLASS B SHARES -- The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.


        CLASS C SHARES -- The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


        CLASS R SHARES -- The public offering price for Class R shares is the net asset value per share of that Class.


        RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present
      Page 13
    holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


        TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES


                Clients of certain Service Agents may purchase, in exchange for shares of a Class, shares of the same Class in certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561.
    Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on
      Page 14
    the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares-Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire
    Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


        AUTO-EXCHANGE PRIVILEGE
                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your
        Page 15
    exercise of this Privilege at any time by mailing written notification to Premier Growth Fund, Inc., P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds or Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Growth Fund, Inc., P.O. Box 6587, Providence, Rhode Island 02940-6587, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your Service Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        DIVIDEND OPTIONS


                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.



                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier Growth Fund, Inc., P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form.
         Page 16
    Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.


        AUTOMATIC WITHDRAWAL PLAN


                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where a sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans, and 403(b)(7) Plans, please call 1-800-322-7880.
        LETTER OF INTENT -- CLASS A SHARES


                By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.


                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases made pursuant to a Letter
       Page 17
    of Intent will be made at the then-current net asset value plus the applicable sales load in effect atthe time such Letter of Intent was executed.



HOW TO REDEEM SHARES
        GENERAL
                You may request redemption of shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.


                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


               Distributions from qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 591/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.


                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.



                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
      Page 18
        CONTINGENT DEFERRED SALES CHARGE
        CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
    (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the
    Fund held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has
    declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
    The following table sets forth the rates of the CDSC:
                  YEAR SINCE                  CDSC AS A % OF AMOUNT
          PURCHASE PAYMENT                    INVESTED OR REDEMPTION
              WAS MADE                              PROCEEDS
        -------------------                  ------------------------
        First..............................         4.00
        Second.............................         4.00
        Third..............................         3.00
        Fourth.............................         3.00
        Fifth..............................         2.00
        Sixth..............................         1.00
            In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increases in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
                For example, assume an investor purchased 100 shares at $10 a share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


        CLASS C SHARES -- A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.


        WAIVER OF CDSC -- The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined
          Page 19
    in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.


                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
        PROCEDURES
                You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected
    Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
                Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by Dreyfus that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B or Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.
                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.


        REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Growth Fund, Inc., P.O. Box 6587, Providence, Rhode Island 02940-6587 or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company,
         Page 20
    Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.

                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


        TELETRANSFER PRIVILEGE -- You may redeem shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption by telephoning 1-800-645-6461 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.



        REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.


                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
        REINVESTMENT PRIVILEGE -- CLASS A -- You may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value
        Page 21
    without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once. The Reinvestment Privilege applies to only Class A shares that are not subject to a CDSC.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
(CLASS A, CLASS B AND CLASS C ONLY)
                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


        DISTRIBUTION PLAN
                Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.



        SHAREHOLDER SERVICES PLAN
                Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. TheDistributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.



DIVIDENDS, DISTRIBUTIONS AND TAXES
                The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares of the same Class from which they were paid at net asset value without a sales load. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and deducted before the declaration of dividends. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and Class C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."


               Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRAs for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will
           Page 22
    receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.


                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.


                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.


                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if an investor exchanges his Class A shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of the investor's Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.


                With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


      Page 23

                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


                Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


                You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION


                For purposes of advertising, performance for each Class of shares will be calculated on the basis of average annual total return. Advertisements also may include performance calculated on the basis of total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class A, Class B and Class C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.


                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return of Class A, Class B and Class C for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Class's actual total return for the applicable period.


                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Such calculations do not reflect the deduction of the applicable sales charge, which, if reflected, would reduce the performance quoted.


                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for
        Page 24
    comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morgan Stanley Capital International World Index, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.
GENERAL INFORMATION


                The Fund was incorporated under Maryland law on February 5, 1993, and commenced operations on July 15, 1993. The Fund is authorized to issue 400 million shares of Common Stock, par value $.001 per share. The Fund's shares are classified into four classes -- Class A,Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.




                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
                Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.





       Page 25


APPENDIX
        INVESTMENT TECHNIQUES
        FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


                Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


        BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


        FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


        CERTAIN PORTFOLIO SECURITIES
        CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


        DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or
         Page 26
    domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.


        ZERO COUPON SECURITIES -- The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


        WARRANTS -- A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.


        MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


                U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


                REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.


                BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund--Investment Considerations and Risks--Foreign Securities."


                        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.



        Page 27


                        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.


                        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


                COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.
    The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.


        ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objectives. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


        RATINGS -- Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P, Fitch and Duff typically assign a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.


                The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisers also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objectives may be more dependent on the Advisers' credit analysis than might be the case for a fund that invested in higher rated securities.


                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                070P030196
        Page 28


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.




                               PREMIER GROWTH FUND, INC.


                     CLASS A, CLASS B, CLASS C and CLASS R SHARES
                                        PART B
                         (STATEMENT OF ADDITIONAL INFORMATION)
                                     MARCH 1, 1996





        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier Growth Fund, Inc. (the "Fund"), dated March 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New
York 11556-0144.

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Dreyfus has engaged Fayez Sarofim & Co. ("Sarofim") to serve as the Fund's sub-investment adviser and to provide day-to-day management of the Fund's investments, subject to the supervision of Dreyfus. Dreyfus and Sarofim are referred to collectively as the "Advisers."

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                               TABLE OF CONTENTS
                                                                       Page


Investment Objectives and Management Policies . . . . . . . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . .   B-7
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . .   B-11
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .   B-13
Distribution Plan and Shareholder Services Plan . . . . . . . . . . .   B-15
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . .   B-17
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . .   B-18
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . .   B-20
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . .   B-21
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . .   B-24
Performance Information . . . . . . . . . . . . . . . . . . . . . . .   B-25
Information About the Fund. . . . . . . . . . . . . . . . . . . . . .   B-26
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . . . .   B-26
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-27
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .   B-34
Report of Independent Auditors  . . . . . . . . . . . . . . . . . . .   B-44



                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


        The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."






Portfolio Securities

        Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should be decreased below resale price.



        Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.






        Depositary Receipts. These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.



        Convertible Securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investment in convertible securities generally entail less risk than investments in common stock of the same issuer.


        Convertible securities are investment that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.


        Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



Management Policies

        Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Consideration and Risks

        Lower Rated Securities. The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard
& Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc.
("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff," and with the other rating agencies, the "Rating
Agencies") and as low as Caa by Moody's or CCC by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings.
Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer.


        Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.



        Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

        Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

        These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

        The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Advisers will review carefully the credit and other characteristics pertinent to such new issues.


        The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."



Investment Restrictions.


        The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares.
Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:



         1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

         3. Concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


         6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.



         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.



         8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 13 may be deemed to give rise to a senior security.

        10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

        11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

        12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

        13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

        14. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

        15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.


        16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.




        17. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.



        As a fundamental policy, the Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

        If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


        While not fundamental policies, the Fund has undertaken to comply with the following limitations for the purpose of registering Fund shares for sale in certain states: The Fund will not (i) invest in real estate limited partnerships or in mineral leases, or (ii) invest more than 2% of its assets in warrants not listed on the New York Stock Exchange or the American Stock Exchange.




                             MANAGEMENT OF THE FUND


        Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund


CLIFFORD L. ALEXANDER, JR., Board member.  President of Alexander &
        Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation and Mutual of America Life Insurance Company. He is 62 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Board member.  Shad Professor of Law, New York University
        School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 52 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10012.


*JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995, Mr.
        DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc.; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc. and Staffing Resources, Inc.
        He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Board member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the NY Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 63 years old and his address is 23 East 92nd Street, New York, New York 10021.


SAUL B. KLAMAN, Board member.  Chairman and Chief Executive Officer of SBK
        Associates, Inc., which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985 and Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 76 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Board member.  President of Lincoln Center for the
        Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 until September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize City and State government. He is 52 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.


        For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.




        The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses.  The Chairman of the
Board receives an additional 25% of such compensation.   Emeritus Board
members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.  The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended October 31, 1995, and by all other funds in the Dreyfus Family of
Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995 is as follows:
                                                                                               (5)
                                                  (3)                                         Total
                            (2)                Pension or                (4)            Compensation from
     (1)                  Aggregate        Retirement Benefits     Estimated Annual        Fund and Fund
Name of Board          Compensation from    Accrued as Part of       Benefits Upon        Complex Paid to
    Member                   Fund*            Fund's Expenses          Retirement          Board Members
-------------          -----------------   -------------------     ----------------    -------------------

Clifford  Alexander, Jr.    $2,750                none                 none                  $ 94,386 (17)

Peggy C. Davis              $2,750                none                 none                  $ 81,636 (15)

Joseph S. DiMartino         $3,073                none                 none                  $448,618 (94)

Ernest Kafka                $2,750                none                 none                  $ 81,136 (15)

Saul B. Klaman              $2,750                none                 none                  $ 81,886 (15)

Nathan Leventhal            $2,750                none                 none                  $ 81,636 (15)

________________________________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $342 for all Board members as a group.



Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
        Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
        General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
        General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
        President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.


ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
        President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.


JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
        Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.


JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
        Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.


MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordinator Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.



        The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


        Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares outstanding on January 19, 1996.


        The following shareholders owned of record or beneficially 5% or more of the Fund's shares outstanding as of January 19, 1996: Class A - Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., Jacksonville, Fl
32246 - owned of record 6.7%; Fayez Sarofim & Co.. P.O. Box 52830, Houston, TX 77052 - owned beneficially 5.7%; Southwest Securities, Inc., 1201 Elm Street STE 4300, Dallas, TX 75270-2134 - owned of record 5.3%; Class B - Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., Jacksonville, Fl 32246 - owned of record 9.0%; Class C - Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., Jacksonville, FL 32246 - owned of record 63.9%; PaineWebber for the benefit of Mrs. Anita Thanas Economy, Bangor, ME 04401 - owned of record 12.3%; and Steven and Jill Andross, South Windsor,
CT 06074 - owned beneficially 11.5%.




                        MANAGEMENT AGREEMENT

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


        Management Agreement. Dreyfus supervises investment management of the Fund pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994 between Dreyfus and the Fund. The Management
Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval.
The Management Agreement was approved by shareholders on August 3, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Management Agreement, at a meeting held on January 10, 1996. The
Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


        The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice-President-Product Management; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice-President-Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.


        Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.


        As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .75 of 1% of the Fund's average daily net assets. For the period from July 15, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and 1995, the management fees payable amounted to $8,343, $99,498 and $240,420, respectively, which fees were reduced by $8,343, $99,498 and $148,716, respectively, resulting in no management fees being paid in fiscal 1993 and 1994 and $91,704 being paid in fiscal 1995.


        Sub-Investment Advisory Agreement. Sarofim provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated August 24, 1994 between Sarofim and Dreyfus. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Sarofim, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on January 10, 1996. Shareholders of the Fund approved the Sub-Advisory Agreement on August 3, 1994. The Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Sarofim on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.



        The following persons are officers and/or directors of Sarofim:  Fayez
S. Sarofim, Chairman of the Board and President; Raye G. White, Executive
Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russell B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph
Thomas, Senior Vice Presidents; and Nancy Daniel, Frank P. Lee and James A. Reynolds, III, Vice Presidents.


        Sarofim provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Fund's Board. Dreyfus and Sarofim provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Thomas A. Frank, Russell B. Hawkins, Elaine Rees and Fayez S. Sarofim. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as other funds advised by Dreyfus. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


        Under the Sub-Advisory Agreement, Dreyfus has agreed to pay Sarofim a monthly fee at the annual rate set forth in the Fund's Prospectus. For the period July 15, 1993 (commencement of operations) through October 31, 1993, and for the fiscal year ended October 31, 1994, no sub-advisory fee was paid by Dreyfus to Sarofim pursuant to an agreement in effect between Dreyfus and Sarofim. For the fiscal year ended October 31, 1995, $15,125 was paid by Dreyfus to Sarofim pursuant to an agreement in effect between Dreyfus and Sarofim.


        Expenses. All expenses incurred in the operation of the Fund are borne by the Fund except to the extent specifically assumed by Dreyfus and/or Sarofim. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Sarofim or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan."


        Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


        The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Fund's net assets increases.




                         PURCHASE OF SHARES


        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


        The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement dated August 24, 1994 which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


        For the fiscal year ended October 31, 1995, the Distributor retained $16,054 from the sales loads on Class A shares and $47,270 from contingent deferred sales charges ("CDSC") on Class B shares. For the period August 24, 1994 through October 31, 1994, the Distributor retained $1,076 from the sales loads on Class A shares and $7,699 from the CDSC on Class B shares. For the period November 1, 1993 through August 23, 1994 and for the fiscal year ended October 31, 1993, Dreyfus Service Corporation, as the Fund's distributor during such periods, retained $10,171 and $2,449, respectively, from sales loads on Class A shares, and $34,556 and $256, respectively, from CDSCs on Class B shares. For the period from June 21, 1995 (commencement of initial offering of Class C shares), through October 31, 1995, no amount was retained from the CDSC on Class C shares.


        Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


        Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Fund's Class A shares on October 31, 1995:


Class A shares:

        NET ASSET VALUE per share . . . . . . . . . . . . . . . . . . $16.41
        Sales load for individual sales of shares aggregating less than $50,000 - 4.5% of offering price
               (approximately 4.7% of net asset value per share) . . .   .77
        Offering price to public. . . . . . . . . . . . . . . . . . . $17.18


        TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business. Such purchases will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund Holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed.
See "Redemption of Shares--TeleTransfer Privilege."


        Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.



           DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."


        Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


        Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, than an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing the relevant Class of shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of Class B and Class C shares.


        A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved by the Board at a meeting held on January 10, 1996. As to each such Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.


        For the fiscal year ended October 31, 1995, the Fund paid the Distributor $146,453 with respect to Class B under the Distribution Plan. For the period from June 21, 1995 (commencement of initial offering of Class C shares) through October 31, 1995, the Fund paid the Distributor $5 with respect to Class C under the Distribution Plan.


        Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The Services provided may include personal services relating the shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.


        A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on January 10, 1996. As to each such Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


        For the fiscal year ended October 31, 1995, the Fund paid the Distributor $31,321, with respect to Class A, and $48,817, with respect to Class B, pursuant to the Shareholder Services Plan. For the period from June 21, 1995 (commencement of initial offering of Class C shares) through October 31, 1995, the Fund paid the Distributor $2 with respect to Class C under the Distribution Plan.



                        REDEMPTION OF SHARES



        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


        TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."


        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchange Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.


        Redemption Commitment. The Fund is committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                         SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


        Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.


        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.


        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


        E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.


        To accomplish an exchange under item D above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of Fund shares and the investor's account number.



        To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.


        Exchanges of Class R shares held by a Retirement Plan may be made only between the investors' Retirement Plan account in one fund and such investor's Retirement Plan account in another Fund.



        To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


        Auto-Exchange Privilege. Auto-Exchange permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


        Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


        Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


        Dividend Sweep. Dividend Sweep allows investors to invest their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


        A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.


        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.


        D. Dividends and distributions paid by a fund may be invested in shares of other Funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.



                      DETERMINATION OF NET ASSET VALUE


        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."




        Valuation of Portfolio Securities. The Fund's investment securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees of the Fund, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


        Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making its good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.





        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."



        Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income and net short-term capital gain), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.



        Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


        Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to the Fund's qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.


        The Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-US. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, any gain or loss the Fund realizes from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.


        Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gain or ordinary income.


        If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


        Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued and to distribute such income. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                      PORTFOLIO TRANSACTIONS

        Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in Dreyfus' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

        Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to Sarofim in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund.
Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.


        Portfolio turnover may vary from year to year as well as within a year. Under normal market conditions, it is anticipated that in any fiscal year the turnover rate generally will be less than 100%. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


        For the period July 15, 1993 (commencement of operations) through October 31, 1993 and for the fiscal years ended October 31, 1994 and 1995, the Fund paid brokerage commissions of $4,789, $11,081 and $29,626, respectively, none of which was paid to the Distributor. There were no gross spreads or concessions on principal transactions for the period July 15, 1993 (commencement of operations) through October 31, 1993 or the fiscal years ended October 31, 1994 and 1995.



                         PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


        Class R shares had not been offered as of the date of the financial statements and, therefore, no performance data is provided for Class R.


        The average annual total return for the 1 and 2.299 year periods ended October 31, 1995 for Class A was 13.44% and 11.07%, respectively. The average annual total return for Class B for such periods was 13.88% and 11.33%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


        Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class
A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable
CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class
B or Class C shares, which, if reflected would reduce the performance quoted. The total return for the Fund's Class A and Class B shares for the period July 15, 1993 (commencement of operations) through October 31, 1995 was 27.30% and 27.99%, respectively. Based on net asset value per share for Class A or without giving effect to the CDSC for Class B, the total return for the Fund's Class A and Class B shares for this period was 33.31% and 30.99%, respectively. The total return for the Fund's Class C shares for the period June 21, 1995 (commencement of initial offering) through October 31, 1995 was 3.71%. Without giving effect to the CDSC, the total return for the Fund's Class C shares for this period was 4.71%.


        From time to time, advertising materials for the Fund may refer to the fact that the Fund currently looks for successful companies with established brands that are expanding into the world marketplace. From time to time, advertising materials or the Fund may also refer to the clients of Sarofim, such as large corporations, states, universities and other institutions and organizations.

        From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting the rating.


        From time to time, advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market.




                       INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

        The Fund sends annual and semi-annual financial statements to all its shareholders.



             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                                AND INDEPENDENT AUDITORS


        Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington
Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


        Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.



        Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                                  APPENDIX


     Description of certain ratings assigned by S&P, Moody's, Fitch and
Duff:




S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                      B

     Bonds rated B have a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Duff

                                     AAA

Bond Ratings

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk during economic cycles.

                                     BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                      B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                     CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

Common Stocks--93.6%                                                                        Shares             Value
----------------------------------------------------------------------------------        ---------        -------------
    Aerospace & Electronics--9.5%      Emerson Electric ..........................            7,000        $     498,750
                                       General Electric ..........................           25,000            1,581,250
                                       Intel .....................................           12,000              838,500
                                       Motorola ..................................           10,000              656,250
                                       Philips Electronics NV A.D.R ..............           25,000              965,625
                                       Texas Instruments .........................            5,000              341,250
                                                                                                           -------------
                                                                                                               4,881,625
                                                                                                           -------------
               Auto Related--1.4%      Ford Motor ................................           25,000              718,750
                                                                                                           -------------
                    Banking--7.5%      Citicorp ..................................           25,000            1,621,875
                                       Deutsche Bank A.D.R. ......................           16,000              724,000
                                       HSBC Holdings A.D.R. ......................            5,500              805,750
                                       Union Bank of Switzerland .................            3,010              689,212
                                                                                                           -------------
                                                                                                               3,840,837
                                                                                                           -------------
              Capital Goods--1.0%      AlliedSignal ..............................           12,000              510,000
                                                                                                           -------------
                  Chemicals--6.0%      Air Liquide A.D.R. ........................           30,000            1,005,000
                                       Dow Chemical ..............................           11,500              789,188
                                       duPont (E.I.) de Nemours ..................           12,500              779,688
                                       Norsk Hydro A.D.R. ........................           12,500              500,000
                                                                                                           -------------
                                                                                                               3,073,876
                                                                                                           -------------
                    Energy--8.2%       Chevron ...................................            8,000              374,000
                                       Elf Aquitaine A.D.S. ......................           15,000              506,250
                                       Exxon .....................................           12,500              954,688
                                       Mobil .....................................            3,500              352,625
                                       Royal Dutch Petroleum .....................           10,000            1,228,750
                                       Total, Cl. B, A.D.S. ......................           25,000              771,875
                                                                                                           -------------
                                                                                                               4,188,188
                                                                                                           -------------
                  Financial--2.0%      Eurafrance ................................            3,060            1,024,700
                                                                                                           -------------
  Food, Beverage & Tobacco--19.0%      Coca-Cola .................................           28,000            2,012,500
                                       Guinness PLC, A.D.R. ......................           25,000            1,000,000
                                       Kellogg ...................................           14,000            1,011,500
                                       LVMH Moet Hennessy Louis Vuitton A.D.S.....           26,050            1,038,744
                                       Nestle A.D.R. .............................           18,000              940,500
                                       PepsiCo ...................................           22,000            1,160,500
                                       Philip Morris Cos..........................           20,000            1,690,000
                                       Sara Lee ..................................            5,000              146,875
                                       Seagram ...................................           22,000              792,000
                                                                                                           -------------
                                                                                                               9,792,619
                                                                                                           -------------
               Health Care--13.5%      Abbott Laboratories........................           25,000              993,750
                                       Johnson & Johnson .........................           19,000            1,548,500
                                       Merck .....................................           30,000            1,725,000
                                       Pfizer ....................................           25,000            1,434,375
                                       Roche Holdings A.D.S ......................           17,000            1,234,625
                                                                                                           -------------
                                                                                                               6,936,250
                                                                                                           -------------

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                                   Shares             Value
----------------------------------------------------------------------------------        ---------        -------------
                  Insurance--2.4%      AXA........................................           12,000        $     667,527
                                       Zurich Versicherung .......................            2,000              572,435
                                                                                                           -------------
                                                                                                               1,239,962
                                                                                                           -------------
               Leisure Time--4.0%      Disney (Walt) .............................           12,000              691,500
                                       Eastman Kodak .............................           12,000              751,500
                                       McDonalds .................................           15,000              615,000
                                                                                                           -------------
                                                                                                               2,058,000
                                                                                                           -------------
        Media/Entertainment--2.5%      News A.D.S. ...............................           12,000              238,500
                                       Pearson PLC ...............................           75,288              748,579
                                       Reader's Digest Association, Cl. A.........            6,000              301,500
                                                                                                           -------------
                                                                                                               1,288,579
                                                                                                           -------------
                      Metals--.5%      Debeers Consolidated Mining A.D.R. ........           10,000              275,000
                                                                                                           -------------
             Multi Industry--2.4%      Eaux (Generale Des)........................            6,000              558,525
                                       Minnesota Mining & Manufacturing ..........           12,000              682,500
                                                                                                           -------------
                                                                                                               1,241,025
                                                                                                           -------------
Office & Business Equipment--2.3%      AT&T ......................................            8,000              512,000
                                       Ericsson (LM) Telephone, Cl. B, A.D.R......           10,000              213,594
                                       General Motors, CL. E .....................           10,000              471,250
                                                                                                           -------------
                                                                                                               1,196,844
                                                                                                           -------------
    Paper & Forest Products--1.0%      International Paper........................           13,500              499,500
                                                                                                           -------------
              Personal Care--8.1%      Gillette ..................................           22,000            1,064,250
                                       International Flavor & Fragrances..........           15,000              723,750
                                       L'Oreal A.D.R..............................           20,000              980,000
                                       Procter & Gamble ..........................           15,000            1,215,000
                                       Unilever N.V. A.D.R. ......................            1,500              196,500
                                                                                                           -------------
                                                                                                               4,179,500
                                                                                                           -------------
                      Retail--.9%      Wal-Mart Stores............................           20,000              432,500
                                                                                                           -------------
                  Utilities--1.4%      Veba ......................................           18,000              738,793
                                                                                                           -------------
                                       TOTAL COMMON STOCKS
                                         (cost $41,720,676).......................                           $48,116,548
                                                                                                           -------------
                                                                                                           -------------
Preferred Stock--.7%
----------------------------------------------------------------------------------
              Media/Entertainment      News A.D.S., Cum $.4428
                                         (cost $369,053)..........................           20,000        $     365,000
                                                                                                           -------------
                                                                                                           -------------

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

                                                                                          Principal
Corporate Bond--.0%                                                                         Amount             Value
----------------------------------------------------------------------------------        ---------        -------------
                                       Zurich International, 2%, 3/1/2001
                                         (cost $3,384) ...........................         $  5,000        $       4,348
                                                                                                           -------------
                                                                                                           -------------
Short-Term Investments--5.2%
----------------------------------------------------------------------------------
             U.S. Treasury Bills:      6.15%, 11/16/1995 .........................           64,000       $       63,862
                                       5.72%, 11/24/1995 .........................           27,000               26,912
                                       5.35%, 12/7/1995 ..........................          622,000              618,840
                                       6.52%, 12/14/1995 .........................        1,417,000            1,408,172
                                       5.42%, 12/21/1995 .........................          224,000              222,387
                                       5.34%, 12/28/1995 .........................          340,000              337,195
                                                                                                           -------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $2,677,257) .......................                           $ 2,677,368
                                                                                                           -------------
                                                                                                           -------------

TOTAL INVESTMENTS (cost $44,770,370) .............................................            99.5%          $51,163,264
                                                                                            -------        -------------
                                                                                            -------        -------------
CASH AND RECEIVABLES (NET) .......................................................              .5%          $   261,688
                                                                                            -------        -------------
                                                                                            -------        -------------
NET ASSETS........................................................................           100.0%          $51,424,952
                                                                                            -------        -------------
                                                                                            -------        -------------

                       See notes to financial statements.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                          October 31, 1995

ASSETS:
    Investments in securities, at value
       (cost $44,770,370)--see statement.....................................                      $51,163,264
    Receivable for subscriptions to Common Stock............................                           493,069
    Dividends and interest receivable.......................................                            75,873
    Prepaid expenses........................................................                            44,863
                                                                                                   -----------
                                                                                                    51,777,069
LIABILITIES:
    Due to The Dreyfus Corporation..........................................          $  32,626
    Due to Distributor......................................................             30,046
    Due to Custodian........................................................            162,980
    Payable for Common Stock redeemed.......................................             68,165
    Accrued expenses and other liabilities..................................             58,300        352,117
                                                                                      ---------    -----------
NET ASSETS..................................................................                       $51,424,952
                                                                                                   -----------
                                                                                                   -----------

REPRESENTED BY:
    Paid-in capital.........................................................                       $44,825,781
    Accumulated undistributed investment income--net........................                           270,337
    Accumulated net realized (loss) on investments and foreign currency
      transactions..........................................................                           (64,954)
   Accumulated net unrealized appreciation on investments and foreign
      currency transactions.................................................                         6,393,788
                                                                                                   -----------
NET ASSETS at value.........................................................                       $51,424,952
                                                                                                   -----------
                                                                                                   -----------
Shares of Common Stock outstanding:
    Class A Shares
       (100 million shares of $.001 par value authorized)...................                         1,147,183
                                                                                                   -----------
                                                                                                   -----------
    Class B Shares
        (100 million shares of $.001 par value authorized)..................                         2,007,089
                                                                                                   -----------
                                                                                                   -----------
    Class C Shares
        (100 million shares of $.001 par value authorized)..................                             2,940
                                                                                                   -----------
                                                                                                   -----------
NET ASSET VALUE per share:
    Class A Shares
        ($18,822,141 / 1,147,183 shares)....................................                            $16.41
                                                                                                       -------
                                                                                                       -------
    Class B Shares
        ($32,555,139 / 2,007,089 shares)....................................                            $16.22
                                                                                                       -------
                                                                                                       -------
    Class C Shares
        ($47,672 / 2,940 shares)............................................                            $16.22
                                                                                                       -------
                                                                                                       -------


                                  See notes to financial statements.

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                            year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends (net of $34,858 foreign taxes withheld at source)......                 $  662,384
      Interest..............................................................                    239,070
                                                                                             ----------
          Total Income......................................................                             $   901,454
    Expenses:
      Investment advisory fee--Note 2(a).....................................                   240,420
      Distribution fees--Note 2(b)...........................................                   146,458
      Shareholder servicing costs--Note 2(c).................................                   136,125
      Registration fees......................................................                    51,755
      Auditing fees..........................................................                    28,910
      Legal fees.............................................................                    23,650
      Directors' fees and expenses--Note 2(d)................................                    17,750
      Prospectus and shareholders' reports...................................                    14,946
      Custodian fees.........................................................                    10,324
      Miscellaneous..........................................................                    16,608
                                                                                            -----------
                                                                                                686,946
      Less--reducton in advisory fee due to undertakings--Note 2(a)...........                  148,716
                                                                                            -----------

          Total Expenses....................................................                                    538,230
                                                                                                            -----------
          INVESTMENT INCOME--NET.............................................                                   363,224

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency
      transactions--Note 3...................................................              $    (64,990)
    Net unrealized appreciation on investments and foreign currency transactions              5,456,383
                                                                                            -----------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  5,391,393
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $5,754,617
                                                                                                            -----------
                                                                                                            -----------

                           See notes to financial statements.

Premier Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                      --------------------------------
                                                                                          1994                1995
                                                                                      -----------          -----------
OPERATIONS:
    Investment income--net...............................................             $   140,756          $   363,224
    Net realized gain (loss) on investments..............................                      36              (64,990)
    Net unrealized appreciation on investments for the year..............                 713,079            5,456,383
                                                                                      -----------          -----------
      Net Increase In Net Assets Resulting From Operations...............                 853,871            5,754,617
                                                                                      -----------          -----------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A shares.....................................................                      --             (126,276)
      Class B shares.....................................................                      --             (107,367)
      Class C shares.....................................................                      --                 --
                                                                                      -----------          -----------
        Total Dividends..................................................                      --             (233,643)
                                                                                      -----------          -----------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................               6,206,463           10,672,133
      Class B shares.....................................................               9,723,924           23,316,171
      Class C shares.....................................................                      --               47,427
    Dividends reinvested:
      Class A shares.....................................................                      --              118,079
      Class B shares.....................................................                      --               92,549
      Class C shares.....................................................                      --                 --
    Cost of shares redeemed:
      Class A shares.....................................................              (1,868,176)          (2,206,613)
      Class B shares.....................................................              (1,865,001)          (5,078,376)
      Class C shares.....................................................                      --                 --
                                                                                      -----------          -----------
        Increase In Net Assets From Capital Stock Transactions...........              12,197,210           26,961,370
                                                                                      -----------          -----------
          Total Increase In Net Assets...................................              13,051,081           32,482,344
NET ASSETS:
    Beginning of year....................................................               5,891,527           18,942,608
                                                                                      -----------          -----------
    End of year (including undistributed investment income--net:
      $140,756 in 1994 and $270,337 in 1995).............................             $18,942,608          $51,424,952
                                                                                      -----------          -----------
                                                                                      -----------          -----------



                                                                             Shares
                                        ------------------------------------------------------------------------------
                                                     Class A                   Class B                       Class C
                                         -------------------------      ---------------------------        ----------
                                                                                                            Year Ended
                                           Year Ended October 31,         Year Ended October 31,            October 31,
                                        --------------------------      ---------------------------
                                           1994            1995            1994            1995                 1995*
                                        ---------        ---------      ----------       ---------              -----
CAPITAL SHARE TRANSACTIONS:
    Shares sold................           463,318          709,874          729,175      1,554,836              2,940
    Shares issued for dividends
      reinvested...............                --            8,918             --            7,027                 --
    Shares redeemed............          (140,311)        (147,256)        (140,585)      (337,253)                --
                                        ---------        ---------      -----------      ---------              -----
      Net Increase In Shares
        Outstanding............           323,007          571,536          588,590      1,224,610              2,940
                                        ---------        ---------      -----------      ---------              -----
                                        ---------        ---------      -----------      ---------              -----

--------------------
*  From June 21, 1995 (commencement of initial offering) to October 31, 1995.


                              See notes to financial statements.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------

Financial Highlights

Reference is hereby made to page 4 of the Fund's Prospectus dated March 1, 1996.

                                See notes to financial statements.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and
asked prices.   Bid price is used when no asked price is available.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $67,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2003.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Investment Advisory Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to Dreyfus, or Dreyfus will bear, such excess expense to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
    However, Dreyfus had undertaken from November 1, 1994 through June 30, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets.
 The Manager has currently undertaken from July 1, 1995 through October 31, 1996 to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Fund's net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $148,716 for the year ended October 31, 1995.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-advisory fee, computed at the following annual rates:

                                              Annual Fee as a Percentage of
    Total Net Assets                             Average Daily Net Assets
    ----------------                          -----------------------------
    0 to $25 million.........................           .11 of 1%
    $25 up to $75 million....................           .18 of 1%
    $75 up to $200 million...................           .22 of 1%
    $200 up to $300 million..................           .26 of 1%
    In excess of $300 million................          .275 of 1%

    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $446 during the year ended October 31, 1995 from commissions earned on sales of the Fund's shares.

    (b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the year ended October 31, 1995, $146,453 was charged to the Fund for the Class B shares and $5 was charged to the Fund for the Class C shares.

    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended October 31, 1995, $31,321, $48,817 and $2 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    (d) Each director who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $27,415,226 and $324,553, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $6,392,894, consisting of $6,941,354 gross unrealized appreciation and $548,460 gross unrealized depreciation, excluding foreign currency transactions.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Premier Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Premier Growth Fund, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Growth Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP


New York, New York
December 1, 1995



                          PREMIER GROWTH FUND, INC.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for the period from July 15, 1993 (commencement of operations) to October 31, 1993 and for each of the two years ended October 31, 1995.



               Included in Part B of the Registration Statement:


                    Statement of Investments -- October 31, 1995

                    Statement of Assets and Liabilities -- October 31, 1995

                    Statement of Operations -- year ended October 31, 1995

                    Statement of Changes in Net Assets -- for each of the years ended October 31, 1994 and 1995

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated December 1, 1995







Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.




Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)     Exhibits:

  (1)(a)  Registrant's Articles of Incorporation.

  (1)(b)  Registrant's Articles Supplementary.

  (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on May 3, 1995.

  (5)(a) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1994.

  (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A, filed on December 30, 1994.

  (6)(a)  Distribution Agreement is incorporated by reference to Exhibit
          (5)(a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1994.

  (6)(b) Form of Distribution Plan Agreement is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on May 3, 1995.

  (6)(c)  Form of Service Agreement is incorporated by reference to Exhibit
          (6)(c) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on May 3, 1995.

  (8)     Custody Agreement with the Bank of New York.

  (9)     Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1994.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on May 3, 1995.

  (11)    Consent of Independent Auditors.

  (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on May 3, 1995.





  (17)    Financial Data Schedules.



  (18)    Registrant's Rule 18f-3 Plan.




Item 24.  Financial Statements and Exhibits. - List (continued)
________  _____________________________________________________

          Other Exhibits
          ______________

               (a) Power of Attorney of the Directors and officers is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1994.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


            (1)                               (2)

                                                Number of Record
        Title of Class                   Holders as of January 19, 1996
        ______________                   ______________________________

        Common Stock
        (Par value $.001)
            Class A                           1,819
            Class B                           2,935
            Class C                               7
            Class R                            -0-



Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 15, 1993.

        Reference is also made to the Distribution Agreement filed as Exhibit (6)(a) of Post-Effective Amendment No. 2 to the
        Registration Statement on Form N-1A, filed on December 30, 1994.





Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as the registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.

 Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund

(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 21st day of February, 1996.

                              PREMIER GROWTH FUND, INC.

                         BY:  /s/Marie E. Connolly*
                              ----------------------------
                              Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                        Title                      Date


_______________________     ______________________________   ___________

/s/Marie E. Connolly*           President (Principal Executive     2/21/96
______________________________  Officer)
Marie E. Connolly

/s/Joseph F. Tower, III*        Assistant Treasurer (Principal     2/21/96
______________________________  Accounting and Financial Officer)
Joseph F. Tower, III

/s/Clifford L. Alexander, Jr.*  Director                           2/21/96
______________________________
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*              Director                           2/21/96
______________________________
Peggy C. Davis

/s/Joseph S. DiMartino*        Chairman of the Board of            2/21/96
______________________________ Directors
Joseph S. DiMartino

/s/Ernst Kafka*                 Director                           2/21/96
______________________________
Ernest Kafka

/s/Saul B. Klaman*              Director                           2/21/96
______________________________
Saul B. Klaman

/s/Nathan Leventhal*            Director                           2/21/96
______________________________
Nathan Leventhal

*BY: __________________________
     Eric B. Fischman,
     Attorney-in-Fact


                            INDEX OF EXHIBITS



ITEM


(1)(a)        Registrant's Articles of Incorporation

(1)(b)        Registrant's Articles Supplementary

(8)           Custody Agreement

(11)          Consent of Independent Auditors

(17)          Financial Data Schedules

(18)          Rule 18f-3 Plan